UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 9, 2009

Zurvita Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
 (Address of principal executive offices and Zip Code)
___________________

713-464-5002
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

On November 9, 2009, the board of directors of Zurvita Holdings, Inc. (the “Company”) approved the dismissal of George Stewart, CPA (“Stewart”) as the Company’s independent registered public accounting firm.  Stewart’s dismissal was effective immediately.

During the fiscal years ended July 31, 2008 and 2007,  Stewart’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Stewart’s audit reports for the years ended July 31, 2008 and 2007 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended July 31, 2008 and 2007 and the subsequent period through November 9, 2009, (i) there were no disagreements between the Company and Stewart on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stewart would have caused Stewart to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On November 9, 2009, the Company provided Stewart with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Stewart furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated November 3, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On November 9, 2009, the Company engaged McGladrey & Pullen, LLP (“McGladrey”) as its independent registered public accounting firm for the Company’s fiscal year ended July 31, 2009. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on November 9, 2009.

During the years ended July 31, 2008 and 2007 and the subsequent interim period through November 9, 2009, the Company did not consult with McGladrey regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

16.1           Letter from George Stewart, CPA dated November 3, 2009

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZURVITA HOLDINGS, INC.

Dated: November 9, 2009	By:	/s/ Jason Post
Jason Post, Chief Financial Officer

EXHIBIT INDEX

16.1           Letter from George Stewart, CPA dated November 3, 2009